EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Ceetop, Inc. on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

CEETOP, INC.
By:	/s/ Weiliang Liu
Weiliang Liu, CEO, President, Secretary, Director

Date:	April 14, 2014

By:	/s/ Shengming Jia
Shengming Jia, CFO

Date:	April 14, 2014